UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Research Fund

Semiannual report
1 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Semiannual report
1 | 31 | 17

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

March 9, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

The best stock ideas from Putnam's talented research analysts

Featuring the careful stock picks of Putnam's large-cap equity research analysts, Putnam Research Fund offers investors our best-ideas portfolio that can include both growth- and value-style stocks.

Actively managed by an experienced team

Putnam Research Fund represents the best ideas and stock recommendations from a talented team of senior Putnam analysts. Each sector component is actively managed, which means investments are consistently monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Aaron M. Cooper, CFA
Chief Investment Officer, Equities
Industry since 1999
At Putnam since 2011

> **"Our stock selection process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."**

New ways of thinking are at the heart of Putnam's proprietary research

Putnam Research Fund is a broadly diversified U.S. stock fund. We believe it stands out from the crowd by virtue of our analysts' fundamental research insights into the most powerful factors that can drive companies' earnings growth. What's more, we seek to anticipate the market's missteps and consistently identify points where we can take a different perspective from the market consensus.

SEEKING DIVERSIFICATION AMONG LARGE U.S. CORPORATIONS

Consumer
Retail stores, restaurants, media, hotels, food and beverages

Financials
Banking, insurance, real estate, credit cards, brokerages

Health care
Health-care service providers, pharmaceuticals, biotechnology, medical devices

Industrials
Airlines, railroads, aerospace and defense, construction, machinery, transportation

7890

Natural Resources
Oil and gas, metals, mining, paper, chemicals, natural resources equipment

Technology
Computer hardware, software, storage, and security; consulting and internet services

Telecommunications
Telephone equipment and services, mobile internet, fiber-optic cable

Utilities
Electric power, natural gas, wind, solar, and hydropower

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

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Aaron is Chief Investment Officer, Equities, at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Samuel Cox; Neil P. Desai; Kathryn B. Lakin; and Walter D. Scully, CPA.

Aaron, how would you describe the market environment during the six-month reporting period ended January 31, 2017?

At the outset of the period, we began to see the bubbling up of inflationary pressures, including from wage inflation and rising commodity prices. These conditions generally set a benign backdrop for stocks through the summer months. Then, in the weeks leading up to the U.S. presidential election, we saw the market shift its focus from stable-seeming stocks to sectors that could be beneficiaries of a reflationary macroeconomic trend, including riskier-seeming sectors such as financials, industrials, and natural resources. Technology stocks, interestingly, lost some of their luster with investors as they began to feel comfortable seeking growth in other areas of the market.

In the wake of the U.S. election, equity performance soared in anticipation of a new business-friendly administration. Led by energy, financials, and telecommunications, most non-defensive sectors turned in double-digit returns during the final calendar quarter of 2016, while major U.S. equity indexes hit record highs and delivered solid positive returns for the year overall. In the final month

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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of the period, investor optimism continued to fuel the market’s performance, particularly in eager anticipation of the Trump administration making good on promises for tax reform, infrastructure development, and financial market deregulation.

In this context, how did Putnam Research Fund perform?

We are pleased to report that Putnam Research Fund outperformed the benchmark, the S&P 500 Index, for the six-month reporting period. We attribute this result to positive stock selection outcomes across a wide range of sectors — from energy and financials to health care, information technology, and telecommunications.

Within different sectors, how would you characterize the fund’s positioning during the reporting period?

Within a variety of sectors, Putnam Research Fund has been positioned with a modestly pro-cyclical bias, which means that some parts of the portfolio were positioned to perform in line with the overall economy. In financials, for example, the fund was biased toward more interest-rate-sensitive stocks, which we thought would benefit if interest rates should rise — which they did through much of the period. In natural resources, the fund had a pro-cyclical tilt as well, and we believe this may continue to offer characteristics of relative strength as the Trump administration establishes its policy agenda in the coming months.

How would you describe U.S. corporate health at period-end?

U.S. corporations generally appear to have turned a corner during the period. A telling signal in this regard can be seen in corporate earnings growth in the fourth calendar quarter of 2016. At 8% for the market overall — and a notch above the third-quarter result of 6% (excluding energy) — corporate earnings growth showed undeniable strength as the year came to a close. When we consider corporate prospects for 2017, we expect that continued solid underlying growth in the U.S. economy, augmented by generally higher energy prices than we saw at the start of 2016, could lead to double-digit earnings growth for the U.S. market overall.

What were some of the standout contributors to the fund’s relative performance?

In the wake of the U.S. election on November 8, 2016, the stock markets strongly favored more cyclical and industrial areas of the market, and one of the leading sectors was financials. Consequently, our larger-than-benchmark positions in Bank of America, KeyCorp, and Charles Schwab produced strong relative results for the fund. Generally speaking, investors anticipated that higher interest rates and the increased likelihood of financial market deregulation under President Trump would provide a strong boost to the bottom lines of financial companies.

Our decision to hold a smaller-than-benchmark position in the stock of Johnson & Johnson [J&J] gave another boost to relative results. This stock generally declined during the period, as investors appeared to lose interest in businesses like J&J that are perceived to be safe and stable, with predictable, but often sluggish, earnings growth. We viewed many of these stocks, including J&J, as too expensive and maintained underweight exposure to them through the period.

A third contributor was the stock of Charter Communications, one of the largest cable TV operators and telephone line providers in the United States. Shortly before the period began, Charter acquired Time Warner Cable

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and Bright House Networks for a combined $65.5 billion, making Charter the third-largest pay television company in the United States. We believe Charter is also well positioned to add mobile technologies to its platform. If and when that happens, we think Charter stands to do well against a competitor like Verizon and other providers who still rely on a DSL platform, which we believe is inferior to cable and fiber networks.

Which stocks or strategies detracted from the fund’s relative performance?

The largest detractor for the period was the stock of Allergan. The stock’s decline was due in large part to ongoing investor disappointment after Allergan’s planned merger with U.S. pharmaceutical giant Pfizer was terminated in April 2016. Toward the end of the period, we became less convinced that Allergan’s drug pipeline could support strong growth prospects for the company over the long term. Consequently, we sold the stock shortly after the end of the period.

In line with the late-period rally in financial stocks, the stock of Citigroup performed well for the period overall. However, because we held a smaller-than-benchmark position in this stock and sold it early in the period, that detracted from benchmark-relative performance.

Our benchmark-relative overweight position in the stock of Coty, a large-cap beauty products manufacturer, also detracted from the fund’s relative performance result. We had been encouraged by what we perceived to be the company’s effective cost-cutting strategies, and in late 2015, Coty bought the beauty brands of Procter & Gamble. While we believe this deal will be beneficial for Coty’s profitability over time, the company has struggled with the acquisition, which is now estimated to cost considerably more than initially anticipated. We sold the stock by the end of the period.

What is your outlook for U.S. stocks?

We are optimistic about a number of business-building initiatives that President Trump has claimed will be priorities under his administration. At this early stage, we think it is likely that U.S. consumers will benefit from tax reform, and we also expect to see some measure of infrastructure spending get under way. We also believe that a number of promised reductions in regulatory burdens could give a boost to several areas, most notably financials.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

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Overall, we think the regime change from President Obama to President Trump will shift the market in favor of sectors that may stand to benefit from pro-growth policies, higher interest rates, and inflationary conditions.

That said, there are clearly heightened risks related to the new administration and whether the legislative agenda will be executed according to well-laid plans or delayed due to a variety of potential complexities. In our view, tax reform is likely, but important details are in question. Moreover, a foreign policy misstep, while not the most likely case, in our view, is a risk factor. Finally, the market has digested much early political uncertainty, but valuations on a near-term basis are getting richer and, consequently, leave less margin for error.

Thank you, Aaron, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (10/2/95)
Before sales charge	8.25%	86.30%	6.42%	90.05%	13.70%	30.96%	9.41%	20.79%	7.20%

After sales charge	7.95	75.58	5.79	79.12	12.36	23.43	7.27	13.84	1.04

Class B (6/15/98)
Before CDSC	7.91	75.24	5.77	82.93	12.84	27.98	8.57	19.81	6.73

After CDSC	7.91	75.24	5.77	80.93	12.59	24.98	7.72	14.81	1.73

Class C (2/1/99)
Before CDSC	7.44	72.72	5.62	82.91	12.84	28.01	8.58	19.83	6.75

After CDSC	7.44	72.72	5.62	82.91	12.84	28.01	8.58	18.83	5.75

Class M (6/15/98)
Before sales charge	7.71	77.17	5.89	85.28	13.13	28.96	8.85	20.15	6.92

After sales charge	7.53	70.97	5.51	78.79	12.32	24.45	7.56	15.94	3.18

Class R (1/21/03)
Net asset value	7.98	81.63	6.15	87.64	13.41	29.99	9.14	20.49	7.06

Class R6 (6/29/15)
Net asset value	8.47	91.41	6.71	92.76	14.03	32.19	9.75	21.28	7.42

Class Y (4/4/00)
Net asset value	8.46	90.96	6.68	92.30	13.97	31.88	9.66	21.07	7.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

S&P 500 Index	8.65%	96.46%	6.99%	93.28%	14.09%	36.20%	10.85%	20.04%	5.96%

Lipper Large-Cap
Core Funds	7.88	82.82	6.16	81.01	12.55	28.90	8.80	18.23	5.66
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/17, there were 897, 872, 792, 704, 557, and 122 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.290		$0.098	$0.111	$0.155		$0.205	$0.402	$0.354

Capital gains	—		—	—	—		—	—	—

Total	$0.290		$0.098	$0.111	$0.155		$0.205	$0.402	$0.354

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$26.50	$28.12	$24.82	$24.82	$25.43	$26.35	$26.21	$26.76	$26.70

1/31/17	28.11	29.82	26.39	26.38	27.03	28.01	27.85	28.33	28.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (10/2/95)
Before sales charge	8.13%	84.79%	6.33%	94.11%	14.19%	24.22%	7.50%	10.23%	7.99%

After sales charge	7.83	74.17	5.71	82.95	12.84	17.08	5.40	3.89	1.78

Class B (6/15/98)
Before CDSC	7.80	73.86	5.69	86.92	13.33	21.43	6.69	9.38	7.56

After CDSC	7.80	73.86	5.69	84.92	13.08	18.43	5.80	4.38	2.56

Class C (2/1/99)
Before CDSC	7.32	71.31	5.53	86.87	13.32	21.46	6.70	9.40	7.57

After CDSC	7.32	71.31	5.53	86.87	13.32	21.46	6.70	8.40	6.57

Class M (6/15/98)
Before sales charge	7.59	75.71	5.80	89.26	13.61	22.38	6.96	9.66	7.69

After sales charge	7.41	69.56	5.42	82.64	12.80	18.09	5.70	5.82	3.92

Class R (1/21/03)
Net asset value	7.86	80.19	6.07	91.58	13.89	23.30	7.23	9.95	7.86

Class R6 (6/29/15)
Net asset value	8.35	89.86	6.62	96.86	14.51	25.40	7.84	10.68	8.19

Class Y (4/4/00)
Net asset value	8.34	89.47	6.60	96.45	14.46	25.14	7.76	10.51	8.10

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 7/31/16	1.17%*	1.92%*	1.92%*	1.67%*	1.42%*	0.72%	0.92%*

Annualized expense ratio for the
six-month period ended 1/31/17	1.16%	1.91%	1.91%	1.66%	1.41%	0.73%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/16 to 1/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$6.06	$9.95	$9.95	$8.66	$7.36	$3.82	$4.75

Ending value (after expenses)	$1,072.00	$1,067.30	$1,067.50	$1,069.20	$1,070.60	$1,074.20	$1,072.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/17, use the following calculation method. To find the value of your investment on 8/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.90	$9.70	$9.70	$8.44	$7.17	$3.72	$4.63

Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,016.84	$1,018.10	$1,021.53	$1,020.62

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Research Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Research Fund

The fund’s portfolio 1/31/17 (Unaudited)

COMMON STOCKS (98.0%)*	Shares	Value

Aerospace and defense (2.7%)

Airbus Group SE (France)	23,574	$1,600,838

Northrop Grumman Corp.	9,045	2,072,029

Raytheon Co.	14,714	2,121,170

United Technologies Corp.	14,555	1,596,247

		7,390,284

Air freight and logistics (0.2%)

United Parcel Service, Inc. Class B	4,575	499,270

		499,270

Airlines (0.2%)

American Airlines Group, Inc. S	11,060	489,405

		489,405

Banks (4.7%)

Bank of America Corp.	223,678	5,064,070

JPMorgan Chase & Co.	72,069	6,099,199

KeyCorp	109,987	1,976,466

		13,139,735

Beverages (3.5%)

Dr. Pepper Snapple Group, Inc.	24,367	2,222,270

Molson Coors Brewing Co. Class B	18,657	1,800,774

Monster Beverage Corp. †	6,889	293,471

PepsiCo, Inc.	52,679	5,467,027

		9,783,542

Biotechnology (3.6%)

Amgen, Inc.	16,259	2,547,460

Biogen, Inc. †	6,516	1,806,496

Celgene Corp. †	25,912	3,009,679

Gilead Sciences, Inc.	35,443	2,567,845

		9,931,480

Building products (1.2%)

CaesarStone Sdot-Yam, Ltd. (Israel) †	5,009	152,023

Fortune Brands Home & Security, Inc.	7,673	423,012

Johnson Controls International PLC	61,566	2,707,673

		3,282,708

Capital markets (3.3%)

Charles Schwab Corp. (The)	60,861	2,509,908

E*Trade Financial Corp. †	18,509	693,162

Goldman Sachs Group, Inc. (The)	12,700	2,912,364

Invesco, Ltd.	39,826	1,151,768

KKR & Co. LP	108,727	1,887,501

		9,154,703

Chemicals (2.3%)

Air Products & Chemicals, Inc.	3,445	481,473

Albemarle Corp.	8,172	757,054

Axalta Coating Systems, Ltd. †	10,463	303,427

CF Industries Holdings, Inc.	23,539	830,691

Dow Chemical Co. (The)	11,492	685,268

E. I. du Pont de Nemours & Co.	3,017	227,784

LANXESS AG (Germany)	5,479	397,254

Research Fund 17

COMMON STOCKS (98.0%)* cont.	Shares	Value

Chemicals cont.

Sherwin-Williams Co. (The)	4,488	$1,363,499

Sociedad Quimica y Minera de Chile SA ADR (Chile)	9,845	318,190

Syngenta AG (Switzerland)	984	418,322

W.R. Grace & Co.	7,030	487,460

Yara International ASA (Norway)	785	33,157

		6,303,579

Commercial services and supplies (1.1%)

Rollins, Inc.	33,215	1,171,161

Stericycle, Inc. †	5,026	387,706

Waste Connections, Inc. (Canada)	19,338	1,552,841

		3,111,708

Communications equipment (0.7%)

Cisco Systems, Inc.	35,076	1,077,535

Oclaro, Inc. †	86,176	845,387

		1,922,922

Construction materials (0.3%)

Martin Marietta Materials, Inc.	1,637	375,855

Vulcan Materials Co.	3,125	401,031

		776,886

Consumer finance (0.8%)

Oportun Financial Corp. (acquired 6/23/15, cost $133,158) (Private) † ∆∆ F	46,722	119,842

Synchrony Financial	59,593	2,134,621

		2,254,463

Containers and packaging (0.4%)

Ball Corp.	4,515	344,314

RPC Group PLC (United Kingdom)	19,744	266,287

Sealed Air Corp.	13,068	633,798

		1,244,399

Distributors (0.1%)

LKQ Corp. †	8,719	278,223

		278,223

Diversified consumer services (0.5%)

Bright Horizons Family Solutions, Inc. †	7,933	562,132

Service Corp. International/US	33,055	962,892

		1,525,024

Diversified financial services (0.2%)

Conyers Park Acquisition Corp. (Units) †	22,161	240,890

Gores Holdings II, Inc. (Units) †	19,850	204,654

		445,544

Diversified telecommunication services (1.9%)

AT&T, Inc.	87,821	3,702,533

Verizon Communications, Inc.	17,584	861,792

Zayo Group Holdings, Inc. †	18,056	577,070

		5,141,395

Electric utilities (1.8%)

American Electric Power Co., Inc.	8,740	559,884

Edison International	11,441	833,820

Exelon Corp.	42,439	1,522,711

18 Research Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value

Electric utilities cont.

NextEra Energy, Inc.	6,674	$825,707

PG&E Corp.	20,516	1,269,735

		5,011,857

Electrical equipment (0.4%)

Rockwell Automation, Inc.	7,478	1,106,669

		1,106,669

Energy equipment and services (1.5%)

Baker Hughes, Inc.	6,549	413,111

Halliburton Co.	41,303	2,336,511

Keane Group, Inc. †	11,045	243,984

Schlumberger, Ltd.	14,540	1,217,143

		4,210,749

Equity real estate investment trusts (REITs) (2.7%)

American Tower Corp. R	8,703	900,761

AvalonBay Communities, Inc. R	4,044	700,866

Boston Properties, Inc. R	5,415	708,824

Douglas Emmett, Inc. R	6,291	238,051

Equinix, Inc. R	2,032	782,279

Equity Lifestyle Properties, Inc. R	5,110	377,833

Essex Property Trust, Inc. R	1,241	278,356

Federal Realty Investment Trust R	2,369	332,679

Gaming and Leisure Properties, Inc. R	15,913	503,328

GGP, Inc. R	17,729	440,388

Kimco Realty Corp. R	5,571	138,662

Pebblebrook Hotel Trust R	5,852	175,033

Public Storage R	2,946	633,390

Simon Property Group, Inc. R	4,052	744,636

Ventas, Inc. R	9,356	576,985

		7,532,071

Food and staples retail (2.7%)

Costco Wholesale Corp.	12,209	2,001,666

CVS Health Corp.	14,676	1,156,616

Kroger Co. (The)	29,798	1,011,940

Wal-Mart Stores, Inc.	12,444	830,513

Walgreens Boots Alliance, Inc.	29,773	2,439,600

		7,440,335

Food products (2.1%)

Campbell Soup Co.	16,557	1,030,342

JM Smucker Co. (The)	4,354	591,491

Kraft Heinz Co. (The)	29,253	2,612,000

Mead Johnson Nutrition Co.	3,678	259,152

Mondelez International, Inc. Class A	17,619	780,169

Nomad Foods, Ltd. (United Kingdom) †	21,494	220,743

Pinnacle Foods, Inc.	4,012	213,398

		5,707,295

Health-care equipment and supplies (2.5%)

Abbott Laboratories	7,542	315,029

Becton Dickinson and Co.	6,988	1,238,903

Boston Scientific Corp. †	41,008	986,652

Research Fund 19

COMMON STOCKS (98.0%)* cont.	Shares	Value

Health-care equipment and supplies cont.

C.R. Bard, Inc.	4,321	$1,025,503

Danaher Corp.	19,984	1,677,057

Edwards Lifesciences Corp. †	908	87,386

Intuitive Surgical, Inc. † S	1,362	943,444

Medtronic PLC	7,704	585,658

		6,859,632

Health-care providers and services (1.3%)

Aetna, Inc.	1,990	236,034

Cardinal Health, Inc.	1,383	103,670

Cigna Corp.	8,520	1,245,794

Express Scripts Holding Co. †	6,733	463,769

Henry Schein, Inc. †	2,237	357,607

Humana, Inc.	4,091	812,064

UnitedHealth Group, Inc.	1,917	310,746

		3,529,684

Health-care technology (—%)

Castlight Health, Inc. Class B † S	29,929	92,780

HTG Molecular Diagnostics, Inc. †	2,329	4,076

		96,856

Hotels, restaurants, and leisure (1.2%)

Hilton Worldwide Holdings, Inc.	16,146	929,687

Penn National Gaming, Inc. †	52,493	723,354

Restaurant Brands International, Inc. (Canada)	11,511	564,960

Wynn Resorts, Ltd.	6,945	704,431

Yum China Holdings, Inc. (China) †	11,489	315,718

		3,238,150

Household products (0.5%)

Procter & Gamble Co. (The)	15,247	1,335,637

		1,335,637

Independent power and renewable electricity producers (0.7%)

Calpine Corp. †	61,429	724,862

NRG Energy, Inc.	77,828	1,287,275

		2,012,137

Industrial conglomerates (0.8%)

Siemens AG (Germany) †	17,362	2,177,362

		2,177,362

Insurance (4.2%)

American International Group, Inc.	35,761	2,298,002

Assured Guaranty, Ltd.	64,645	2,515,337

Chubb, Ltd.	14,873	1,955,651

Hartford Financial Services Group, Inc. (The)	20,181	983,017

MetLife, Inc.	35,660	1,940,261

Prudential PLC (United Kingdom)	107,684	2,081,818

		11,774,086

Internet and direct marketing retail (3.4%)

Amazon.com, Inc. †	7,225	5,949,643

Ctrip.com International, Ltd. ADR (China) † S	19,705	851,453

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040) (Private)
(Germany) † ∆∆ F	20	132,982

20 Research Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value

Internet and direct marketing retail cont.

Expedia, Inc.	6,484	$788,390

Priceline Group, Inc. (The) †	1,148	1,808,249

		9,530,717

Internet software and services (5.5%)

Alibaba Group Holding, Ltd. ADR (China) † S	10,855	1,099,720

Alphabet, Inc. Class A †	9,306	7,632,687

Criteo SA ADR (France) † S	6,849	308,684

Facebook, Inc. Class A †	37,731	4,917,104

GoDaddy, Inc. Class A † S	12,901	460,953

Tencent Holdings, Ltd. (China)	23,500	619,083

Wix.com, Ltd. (Israel) †	7,373	387,451

		15,425,682

IT Services (2.5%)

Cognizant Technology Solutions Corp. Class A †	4,746	249,592

Computer Sciences Corp.	16,440	1,022,568

Fidelity National Information Services, Inc.	15,345	1,218,700

MasterCard, Inc. Class A	14,221	1,512,119

Visa, Inc. Class A	35,795	2,960,604

		6,963,583

Leisure products (0.2%)

Brunswick Corp.	6,999	418,960

		418,960

Life sciences tools and services (0.5%)

Agilent Technologies, Inc.	19,483	954,083

Illumina, Inc. †	2,747	439,795

		1,393,878

Machinery (1.9%)

Dover Corp.	15,184	1,180,556

Fortive Corp.	28,715	1,588,227

KION Group AG (Germany)	13,449	818,031

Komatsu, Ltd. (Japan)	70,300	1,677,338

		5,264,152

Media (3.8%)

Charter Communications, Inc. Class A †	6,619	2,144,225

Comcast Corp. Class A	43,939	3,313,879

DISH Network Corp. Class A †	11,753	695,425

Live Nation Entertainment, Inc. †	35,388	1,012,805

Walt Disney Co. (The)	31,785	3,517,010

		10,683,344

Metals and mining (0.4%)

ArcelorMittal SA (France) †	18,516	144,064

Barrick Gold Corp. (Canada)	4,435	81,781

Freeport-McMoRan, Inc. (Indonesia) †	8,403	139,910

Newmont Mining Corp.	8,020	290,966

Nucor Corp.	3,958	229,920

Steel Dynamics, Inc.	1,793	60,621

United States Steel Corp.	2,692	88,055

		1,035,317

Research Fund 21

COMMON STOCKS (98.0%)* cont.	Shares	Value

Multi-utilities (0.3%)

Ameren Corp.	9,871	$519,708

Sempra Energy	3,543	362,768

		882,476

Oil, gas, and consumable fuels (6.3%)

Anadarko Petroleum Corp.	33,526	2,331,063

Arch Coal, Inc. Class A †	631	45,426

Cenovus Energy, Inc. (Canada)	54,876	748,970

Cheniere Energy, Inc. †	27,112	1,291,887

Chevron Corp.	7,314	814,414

Cimarex Energy Co.	1,558	210,657

ConocoPhillips	49,675	2,422,153

Devon Energy Corp.	3,140	142,996

EnCana Corp. (Canada)	35,073	447,695

EOG Resources, Inc.	14,523	1,475,246

Exxon Mobil Corp.	9,418	790,076

Hess Corp.	3,926	212,711

Kinder Morgan, Inc.	15,271	341,154

Marathon Oil Corp.	23,466	393,056

Noble Energy, Inc.	28,994	1,152,801

ONEOK, Inc.	2,966	163,456

Pioneer Natural Resources Co.	4,566	822,930

Plains All American Pipeline LP	16,594	520,886

Royal Dutch Shell PLC Class A (United Kingdom)	64,040	1,736,788

Seven Generations Energy, Ltd. (Canada) †	18,875	377,282

Suncor Energy, Inc. (Canada)	39,287	1,218,539

Williams Cos., Inc. (The)	7,349	211,945

		17,872,131

Paper and forest products (0.2%)

KapStone Paper and Packaging Corp.	26,328	631,345

		631,345

Personal products (—%)

Edgewell Personal Care Co. †	1,727	136,157

		136,157

Pharmaceuticals (4.3%)

Allergan PLC †	13,351	2,922,400

Bristol-Myers Squibb Co.	22,975	1,129,451

Eli Lilly & Co.	19,919	1,534,361

Jazz Pharmaceuticals PLC †	2,244	273,588

Johnson & Johnson	10,146	1,149,035

Merck & Co., Inc.	33,863	2,099,167

Mylan NV †	20,161	767,126

Pfizer, Inc.	65,582	2,080,917

		11,956,045

Real estate management and development (0.1%)

CBRE Group, Inc. Class A †	7,314	222,053

		222,053

Road and rail (0.6%)

Norfolk Southern Corp.	13,061	1,534,145

		1,534,145

22 Research Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (4.6%)

Analog Devices, Inc.	4,402	$329,886

Applied Materials, Inc.	52,440	1,796,070

Broadcom, Ltd.	9,994	1,993,803

Micron Technology, Inc. †	26,679	643,231

NVIDIA Corp.	4,171	455,390

NXP Semiconductor NV †	7,091	693,854

Qorvo, Inc. † S	43,199	2,773,808

Qualcomm, Inc.	11,854	633,359

Skyworks Solutions, Inc.	6	550

Sumco Corp. (Japan)	13,600	213,317

Texas Instruments, Inc.	27,755	2,096,613

Xilinx, Inc.	17,495	1,018,209

		12,648,090

Software (4.4%)

Activision Blizzard, Inc.	2,501	100,565

Adobe Systems, Inc. †	14,152	1,604,554

Electronic Arts, Inc. †	11,134	928,910

Everbridge, Inc. † S	8,849	163,441

Microsoft Corp.	128,562	8,311,533

salesforce.com, Inc. †	9,712	768,219

ServiceNow, Inc. †	4,157	376,707

		12,253,929

Specialty retail (2.5%)

Five Below, Inc. †	9,317	371,282

Home Depot, Inc. (The)	27,773	3,821,009

O’Reilly Automotive, Inc. † S	4,445	1,165,790

TJX Cos., Inc. (The)	20,930	1,568,076

		6,926,157

Technology hardware, storage, and peripherals (3.5%)

Apple, Inc.	75,322	9,140,325

HP, Inc.	23,021	346,466

Western Digital Corp.	3,831	305,446

		9,792,237

Textiles, apparel, and luxury goods (0.4%)

Hanesbrands, Inc.	49,229	1,167,220

		1,167,220

Tobacco (1.0%)

Altria Group, Inc.	27,642	1,967,558

Philip Morris International, Inc.	7,413	712,612

		2,680,170

Trading companies and distributors (0.4%)

United Rentals, Inc. †	9,432	1,193,242

		1,193,242

Water utilities (0.3%)

American Water Works Co., Inc.	12,256	900,081

		900,081

Wireless telecommunication services (0.8%)

T-Mobile US, Inc. †	35,843	2,231,944

		2,231,944

Total common stocks (cost $239,260,498)		$272,450,845

Research Fund 23

INVESTMENT COMPANIES (1.0%)*	Shares	Value

SPDR S&P Regional Banking ETF S	49,650	$2,750,610

Total investment companies (cost $2,770,470)		$2,750,610

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.2%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Apr-17/$218.00	$217,010	$523,046

SPDR S&P 500 ETF Trust (Put)	Feb-17/200.00	215,749	16,185

Total purchased options outstanding (cost $969,154)			$539,231

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$365) (Private) † ∆∆ F	128	$328

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$6,955) (Private) † ∆∆ F	2,208	6,260

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$16,334) (Private) † ∆∆ F	3,209	14,700

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$23,689) (Private) † ∆∆ F	4,654	21,320

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$13,286) (Private) † ∆∆ F	2,420	11,957

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$40,105) (Private) † ∆∆ F	5,222	36,094

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$112,481) (Private) † ∆∆ F	39,467	101,233

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$142,232) (Private) † ∆∆ F	49,906	128,009

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$206,805) (Private) † ∆∆ F	72,632	186,125

Total convertible preferred stocks (cost $562,252)		$506,026

SHORT-TERM INVESTMENTS (4.4%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.94% [d]	9,663,800	$9,663,800

Putnam Short Term Investment Fund 0.74% L	2,661,579	2,661,579

Total short-term investments (cost $12,325,379)		$12,325,379

TOTAL INVESTMENTS

Total investments (cost $255,887,753)		$288,572,091

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $277,870,609.

† This security is non-income-producing.

24 Research Fund

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $758,850, or 0.3% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $262,361 to cover certain derivative contracts.

FORWARD CURRENCY CONTRACTS at 1/31/17 (aggregate face value $20,989,795) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	3/16/17	$3,275,042	$3,273,079	$(1,963)

	Canadian Dollar	Sell	4/19/17	1,114,673	1,093,677	(20,996)

Barclays Bank PLC

	Canadian Dollar	Sell	4/19/17	662,051	641,015	(21,036)

Citibank, N.A.

	Euro	Sell	3/16/17	5,419,401	5,335,261	(84,140)

Credit Suisse International

	Canadian Dollar	Sell	4/19/17	483,310	467,892	(15,418)

Goldman Sachs International

	Japanese Yen	Buy	2/16/17	1,949,345	1,935,643	13,702

	Japanese Yen	Sell	2/16/17	1,949,345	2,006,190	56,845

	Japanese Yen	Sell	5/17/17	1,957,295	1,944,080	(13,215)

HSBC Bank USA, National Association

	British Pound	Sell	3/16/17	43,189	43,515	326

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	4/19/17	2,876,939	2,785,620	(91,319)

	Swiss Franc	Sell	3/16/17	759,404	747,264	(12,140)

State Street Bank and Trust Co.

	Israeli Shekel	Sell	4/19/17	732,638	716,559	(16,079)

Total						$(205,433)

Research Fund 25

WRITTEN OPTIONS OUTSTANDING at 1/31/17 (premiums $697,587) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Apr-17/$213.00	$217,010	$365,745

SPDR S&P 500 ETF Trust (Put)	Feb-17/195.00	215,749	11,881

Total			$377,626

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
units	797	$—	12/15/20	1 month USD-	Russell 2000 Total	$(37,437)
				LIBOR-BBA minus	Return Index
				0.58%

Total		$—				$(37,437)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$33,634,813	$—	$132,982

Consumer staples	27,083,136	—	—

Energy	20,346,092	1,736,788	—

Financials	34,566,871	2,081,818	119,842

Health care	33,767,575	—	—

Industrials	21,452,714	4,596,231	—

Information technology	59,006,443	—	—

Materials	8,732,442	1,259,084	—

Real estate	7,754,124	—	—

Telecommunication services	7,373,339	—	—

Utilities	8,806,551	—	—

Total common stocks	262,524,100	9,673,921	252,824

Convertible preferred stocks	—	—	506,026

Investment companies	2,750,610	—	—

Purchased options outstanding	—	539,231	—

Short-term investments	2,661,579	9,663,800	—

Totals by level	$267,936,289	$19,876,952	$758,850

26 Research Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(205,433)	$—

Written options outstanding	—	(377,626)	—

Total return swap contracts	—	(37,437)	—

Totals by level	$—	$(620,496)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Research Fund 27

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $9,426,672 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $243,562,374)	$276,246,712
Affiliated issuers (identified cost $12,325,379) (Notes 1 and 5)	12,325,379

Foreign currency (cost $21) (Note 1)	21

Dividends, interest and other receivables	222,932

Receivable for shares of the fund sold	112,406

Receivable for investments sold	1,336,144

Unrealized appreciation on forward currency contracts (Note 1)	70,873

Prepaid assets	46,527

Total assets	290,360,994

LIABILITIES

Payable to custodian	12,378

Payable for investments purchased	1,321,423

Payable for shares of the fund repurchased	218,392

Payable for compensation of Manager (Note 2)	130,853

Payable for custodian fees (Note 2)	38,303

Payable for investor servicing fees (Note 2)	104,119

Payable for Trustee compensation and expenses (Note 2)	146,340

Payable for administrative services (Note 2)	2,805

Payable for distribution fees (Note 2)	73,242

Unrealized depreciation on OTC swap contracts (Note 1)	37,437

Unrealized depreciation on forward currency contracts (Note 1)	276,306

Written options outstanding, at value (premiums $697,587) (Notes 1 and 3)	377,626

Collateral on securities loaned, at value (Note 1)	9,663,800

Other accrued expenses	87,361

Total liabilities	12,490,385

Net assets	$277,870,609

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$263,682,603

Distributions in excess of net investment income (Note 1)	(1,869,646)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,703,709)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	32,761,361

Total — Representing net assets applicable to capital shares outstanding	$277,870,609

(Continued on next page)

28 Research Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($230,279,211 divided by 8,193,468 shares)	$28.11

Offering price per class A share (100/94.25 of $28.11)*	$29.82

Net asset value and offering price per class B share ($8,474,426 divided by 321,063 shares)**	$26.39

Net asset value and offering price per class C share ($16,144,593 divided by 611,961 shares)**	$26.38

Net asset value and redemption price per class M share ($4,285,983 divided by 158,553 shares)	$27.03

Offering price per class M share (100/96.50 of $27.03)*	$28.01

Net asset value, offering price and redemption price per class R share
($1,841,513 divided by 66,133 shares)	$27.85

Net asset value, offering price and redemption price per class R6 share
($7,664,671 divided by 270,566 shares)	$28.33

Net asset value, offering price and redemption price per class Y share
($9,180,212 divided by 324,587 shares)	$28.28

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 29

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $13,213)	$2,643,030

Interest (including interest income of $16,823 from investments in affiliated issuers) (Note 5)	16,971

Securities lending (net of expenses) (Notes 1 and 5)	28,646

Total investment income	2,688,647

EXPENSES

Compensation of Manager (Note 2)	759,821

Investor servicing fees (Note 2)	311,180

Custodian fees (Note 2)	32,896

Trustee compensation and expenses (Note 2)	6,776

Distribution fees (Note 2)	426,173

Administrative services (Note 2)	4,837

Other	118,831

Total expenses	1,660,514

Expense reduction (Note 2)	(2,635)

Net expenses	1,657,879

Net investment income	1,030,768

Net realized gain on investments (Notes 1 and 3)	10,107,014

Net realized loss on swap contracts (Note 1)	(602,961)

Net realized gain on foreign currency transactions (Note 1)	652,074

Net realized gain on written options (Notes 1 and 3)	401,999

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(419,787)

Net unrealized appreciation of investments, swap contracts and written options during the period	7,561,189

Net gain on investments	17,699,528

Net increase in net assets resulting from operations	$18,730,296

The accompanying notes are an integral part of these financial statements.

30 Research Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations

Net investment income	$1,030,768	$1,611,646

Net realized gain on investments
and foreign currency transactions	10,558,126	4,641,287

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	7,141,402	(6,767,101)

Net increase (decrease) in net assets resulting
from operations	18,730,296	(514,168)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,383,753)	(2,643,954)

Class B	(33,110)	(47,351)

Class C	(67,309)	(84,550)

Class M	(28,147)	(41,945)

Class R	(13,529)	(28,357)

Class R6	(109,990)	(90,788)

Class Y	(106,648)	(161,461)

Decrease from capital share transactions (Note 4)	(8,724,188)	(23,022,795)

Total increase (decrease) in net assets	7,263,622	(26,635,369)

NET ASSETS

Beginning of period	270,606,987	297,242,356

End of period (including distributions in excess
of net investment income of $1,869,646 and $157,928,
respectively)	$277,870,609	$270,606,987

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Research Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A

January 31, 2017**	$26.50	.11	1.79	1.90	(.29)	(.29)	—	—	$28.11	7.20*	$230,279	.58*	.41*	46*

July 31, 2016	26.65	.16	(.01)	.15	(.30)	(.30)	—	—	26.50	.60	226,745	1.12[f]	.66[f]	75

July 31, 2015	24.22	.15	2.53	2.68	(.25)	(.25)	—	—	26.65	11.10	242,828	1.09	.57	105

July 31, 2014	20.46	.19	3.73	3.92	(.16)	(.16)	—	—	24.22	19.22	224,634	1.14	.84	96

July 31, 2013	16.35	.17	4.13	4.30	(.19)	(.19)	—[d]	—	20.46	26.53	201,220	1.19	.95	96

July 31, 2012	15.51	.13	.85	.98	(.14)	(.14)	—[d]	—[d,e]	16.35	6.37	178,021	1.26	.85	108

Class B

January 31, 2017**	$24.82	.01	1.66	1.67	(.10)	(.10)	—	—	$26.39	6.73*	$8,474	.96*	.04*	46*

July 31, 2016	24.97	(.02)	(.01)	(.03)	(.12)	(.12)	—	—	24.82	(.11)	8,989	1.87[f]	(.09)[f]	75

July 31, 2015	22.71	(.04)	2.37	2.33	(.07)	(.07)	—	—	24.97	10.25	10,102	1.84	(.18)	105

July 31, 2014	19.20	.02	3.50	3.52	(.01)	(.01)	—	—	22.71	18.33	9,558	1.89	.11	96

July 31, 2013	15.34	.04	3.88	3.92	(.06)	(.06)	—[d]	—	19.20	25.60	10,098	1.94	.22	96

July 31, 2012	14.54	.01	.79	.80	—	—	—[d]	—[d,e]	15.34	5.50	10,441	2.01	.11	108

Class C

January 31, 2017**	$24.82	.01	1.66	1.67	(.11)	(.11)	—	—	$26.38	6.75*	$16,145	.96*	.03*	46*

July 31, 2016	24.98	(.02)	(.01)	(.03)	(.13)	(.13)	—	—	24.82	(.11)	15,494	1.87[f]	(.09)[f]	75

July 31, 2015	22.74	(.04)	2.37	2.33	(.09)	(.09)	—	—	24.98	10.24	16,667	1.84	(.18)	105

July 31, 2014	19.23	.02	3.51	3.53	(.02)	(.02)	—	—	22.74	18.38	13,974	1.89	.09	96

July 31, 2013	15.38	.03	3.89	3.92	(.07)	(.07)	—[d]	—	19.23	25.55	12,227	1.94	.20	96

July 31, 2012	14.60	.01	.79	.80	(.02)	(.02)	—[d]	—[d,e]	15.38	5.51	10,525	2.01	.10	108

Class M

January 31, 2017**	$25.43	.04	1.72	1.76	(.16)	(.16)	—	—	$27.03	6.92*	$4,286	.84*	.17*	46*

July 31, 2016	25.60	.04	(.02)	.02	(.19)	(.19)	—	—	25.43	.12	4,864	1.62[f]	.16[f]	75

July 31, 2015	23.30	.02	2.42	2.44	(.14)	(.14)	—	—	25.60	10.50	5,332	1.59	.07	105

July 31, 2014	19.69	.08	3.59	3.67	(.06)	(.06)	—	—	23.30	18.67	4,281	1.64	.35	96

July 31, 2013	15.74	.08	3.97	4.05	(.10)	(.10)	—[d]	—	19.69	25.88	4,019	1.69	.46	96

July 31, 2012	14.94	.05	.81	.86	(.06)	(.06)	—[d]	—[d,e]	15.74	5.78	3,692	1.76	.35	108

Class R

January 31, 2017**	$26.21	.07	1.78	1.85	(.21)	(.21)	—	—	$27.85	7.06*	$1,842	.71*	.28*	46*

July 31, 2016	26.41	.10	(.01)	.09	(.29)	(.29)	—	—	26.21	.38	1,724	1.37[f]	.43[f]	75

July 31, 2015	24.08	.06	2.54	2.60	(.27)	(.27)	—	—	26.41	10.81	2,344	1.34	.22	105

July 31, 2014	20.33	.13	3.72	3.85	(.10)	(.10)	—	—	24.08	18.97	245	1.39	.57	96

July 31, 2013	16.26	.12	4.10	4.22	(.15)	(.15)	—[d]	—	20.33	26.17	244	1.44	.69	96

July 31, 2012	15.44	.09	.84	.93	(.11)	(.11)	—[d]	—[d,e]	16.26	6.06	176	1.51	.60	108

Class R6

January 31, 2017**	$26.76	.17	1.80	1.97	(.40)	(.40)	—	—	$28.33	7.42*	$7,665	.37*	.63*	46*

July 31, 2016	26.84	.25	—[d]	.25	(.33)	(.33)	—	—	26.76	.99	7,129	.72[f]	.99[f]	75

July 31, 2015†	26.31	.01	.52	.53	—	—	—	—	26.84	2.01*	10	.06*	.03*	105

See notes to financial highlights at the end of this section.

32 Research Fund	Research Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class Y

January 31, 2017**	$26.70	.14	1.79	1.93	(.35)	(.35)	—	—	$28.28	7.28*	$9,180	.46*	.51*	46*

July 31, 2016	26.84	.24	(.02)	.22	(.36)	(.36)	—	—	26.70	.88	5,662	.87[f]	.96[f]	75

July 31, 2015	24.39	.21	2.55	2.76	(.31)	(.31)	—	—	26.84	11.36	19,960.84		.81	105

July 31, 2014	20.59	.25	3.76	4.01	(.21)	(.21)	—	—	24.39	19.57	13,281.89		1.09	96

July 31, 2013	16.45	.22	4.15	4.37	(.23)	(.23)	—[d]	—	20.59	26.87	11,778.94		1.17	96

July 31, 2012	15.62	.17	.83	1.00	(.17)	(.17)	—[d]	—[d,e]	16.45	6.54	7,461	1.01	1.10	108

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to July 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

34 Research Fund	Research Fund 35

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

36 Research Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Research Fund 37

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance returns on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

38 Research Fund

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $263,091 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,663,800 and the value of securities loaned amounted to $9,426,672.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been

Research Fund 39

paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2016, the fund had a capital loss carryover of $22,937,011 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$22,937,011	N/A	$22,937,011	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $4,042,433 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $256,160,273, resulting in gross unrealized appreciation and depreciation of $40,479,363 and $8,067,545, respectively, or net unrealized appreciation of $32,411,818.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

40 Research Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Research Fund 41

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$263,987	Class R	2,090

Class B	10,148	Class R6	1,850

Class C	18,136	Class Y	9,467

Class M	5,502	Total	$311,180

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $253 under the expense offset arrangements and by $2,382 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $211 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$282,808

Class B	1.00%	1.00%	43,499

Class C	1.00%	1.00%	77,708

Class M	1.00%	0.75%	17,684

Class R	1.00%	0.50%	4,474

Total			$426,173

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,489 and $96 from the sale of class A and class M shares, respectively, and received $1,427 and $538 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

42 Research Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$121,801,657	$124,352,772

U.S. government securities (Long-term)	—	—

Total	$121,801,657	$124,352,772

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the beginning of the reporting period	$191,428	$401,999

Options opened	432,759	697,587

Options exercised	—	—

Options expired	(191,428)	(401,999)

Options closed	—	—

Written options outstanding at the end of the reporting period	$432,759	$697,587

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	189,970	$5,117,095	577,373	$14,320,123

Shares issued in connection with
reinvestment of distributions	83,568	2,279,744	99,872	2,534,758

	273,538	7,396,839	677,245	16,854,881

Shares repurchased	(635,711)	(17,083,865)	(1,234,773)	(30,336,220)

Net decrease	(362,173)	$(9,687,026)	(557,528)	$(13,481,339)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	16,546	$422,617	46,918	$1,096,315

Shares issued in connection with
reinvestment of distributions	1,281	32,846	1,947	46,493

	17,827	455,463	48,865	1,142,808

Shares repurchased	(58,998)	(1,495,693)	(91,164)	(2,122,662)

Net decrease	(41,171)	$(1,040,230)	(42,299)	$(979,854)

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	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	48,746	$1,234,835	90,358	$2,134,548

Shares issued in connection with
reinvestment of distributions	2,471	63,326	3,224	76,985

	51,217	1,298,161	93,582	2,211,533

Shares repurchased	(63,615)	(1,603,522)	(136,468)	(3,176,681)

Net decrease	(12,398)	$(305,361)	(42,886)	$(965,148)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,214	$31,217	24,475	$593,943

Shares issued in connection with
reinvestment of distributions	1,070	28,098	1,712	41,851

	2,284	59,315	26,187	635,794

Shares repurchased	(34,976)	(920,690)	(43,196)	(1,033,279)

Net decrease	(32,692)	$(861,375)	(17,009)	$(397,485)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	8,162	$217,623	46,611	$1,156,616

Shares issued in connection with
reinvestment of distributions	190	5,133	712	17,906

	8,352	222,756	47,323	1,174,522

Shares repurchased	(7,974)	(211,613)	(70,309)	(1,687,570)

Net increase (decrease)	378	$11,143	(22,986)	$(513,048)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	13,312	$358,135	293,867	$7,807,673

Shares issued in connection with
reinvestment of distributions	4,003	109,990	3,552	90,788

	17,315	468,125	297,419	7,898,461

Shares repurchased	(13,173)	(362,014)	(31,375)	(801,364)

Net increase	4,142	$106,111	266,044	$7,097,097

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	161,529	$4,381,265	102,157	$2,561,826

Shares issued in connection with
reinvestment of distributions	3,557	97,591	5,945	151,788

	165,086	4,478,856	108,102	2,713,614

Shares repurchased	(52,594)	(1,426,306)	(639,803)	(16,496,632)

Net increase (decrease)	112,492	$3,052,550	(531,701)	$(13,783,018)

At the close of the reporting period, Putnam Investments, LLC owned 391 class R6 shares of the fund (0.1% of class R6 shares outstanding), valued at $11,077.

44 Research Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$3,482,925	$32,596,075	$26,415,200	$17,789	$9,663,800

Putnam Short Term
Investment Fund**	8,035,293	24,019,745	29,393,459	16,823	2,661,579

Totals	$11,518,218	$56,615,820	$55,808,659	$34,612	$12,325,379

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$210,000
Written equity option contracts (contract amount) (Note 3)	$210,000
Forward currency contracts (contract amount)	$22,200,000
OTC total return swap contracts (notional)	$4,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$70,873	Payables	$276,306

Equity contracts	Investments	539,231	Payables	415,063

Total		$610,104		$691,369

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The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

		Forward
Derivatives not accounted for as		currency
hedging instruments under ASC 815	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$650,561	$—	$650,561

Equity contracts	(133,999)	—	(602,961)	(736,960)

Total	$(133,999)	$650,561	$(602,961)	$(86,399)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

		Forward
Derivatives not accounted for as		currency
hedging instruments under ASC 815	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(420,161)	$—	$(420,161)

Equity contracts	(65,527)	—	19,192	(46,335)

Total	$(65,527)	$(420,161)	$19,192	$(466,496)

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Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total

Assets:

OTC Total return
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	—	—	—	—	70,547	326	—	—	70,873

Purchased options**#	—	—	—	—	539,231	—	—	—	539,231

Total Assets	$—	$—	$—	$—	$609,778	$326	$—	$—	$610,104

Liabilities:

OTC Total return
swap contracts*#	—	—	—	—	37,437	—	—	—	37,437

Forward currency contracts#	22,959	21,036	84,140	15,418	13,215	—	103,459	16,079	276,306

Written options#	—	—	—	—	377,626	—	—	—	377,626

Total Liabilities	$22,959	$21,036	$84,140	$15,418	$428,278	$—	$103,459	$16,079	$691,369

Total Financial and	$(22,959)	$(21,036)	$(84,140)	$(15,418)	$181,500	$326	$(103,459)	$(16,079)	$(81,265)
Derivative Net Assets

Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(22,959)	$(21,036)	$(84,140)	$(15,418)	$181,500	$326	$(103,459)	$(16,079)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

48 Research Fund	Research Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

50 Research Fund

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Research Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Research Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA067 304786 3/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017